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                                                                    EXHIBIT 4.3


                              OFFICERS' CERTIFICATE
                      PURSUANT TO SECTIONS 201, 301 AND 303
                                OF THE INDENTURE


          The undersigned, ________________ and ____________, do hereby certify that they are the duly appointed and acting _______________ and ______________, respectively, of NORTHROP GRUMMAN CORPORATION, a Delaware corporation (the "Company"). Each of the undersigned also hereby certifies, pursuant to Sections 201, 301 and 303 of the Indenture, dated as of October 15, 1994 (the "Indenture"), between the Company and The Chase Manhattan Bank (National Association), as Trustee (the "Trustee"), that:

          A. Pursuant to an Officers' Certificate of the Company dated February 27, 1996, the Company established and thereafter issued under the Indenture three series of Securities (as defined in the Indenture) as follows: 7% Notes Due 2006 in the aggregate principal amount of $400,000,000 (the "Old Notes"), (ii) 7 3/4% Debentures Due 2016 in the aggregate principal amount of $300,000,000 (the "Old 2016 Debentures"), and (iii) 7 7/8% Debentures Due 2026 in the aggregate principal amount of $300,000,000 (the "Old 2026 Debentures"). Pursuant to a registration statement filed under the Securities Act of 1933, as amended, the Company desires to exchange $1,000 in principal amount of its (i) 7% Notes Due 2006 (the "New Notes") for each $1,000 in principal amount of its outstanding Old Notes, (ii) 7 3/4% Debentures Due 2016 (the "New 2016 Debentures") for each $1,000 in principal amount of its outstanding Old 2016 Debentures, and (iii) 7 7/8% Debentures Due 2026 (the "New 2026 Debentures") for each $1,000 in principal amount of its outstanding Old 2026 Debentures. The New Notes, the New 2016 Debentures and the New 2026 Debentures are hereby established pursuant to resolutions adopted by the Board of Directors of the Company on April 11, 1996, and, as set forth in Section 301 of the Indenture, the New Notes, the New 2016 Debentures and the New 2026 Debentures shall constitute the same series of Securities as the Old Notes, the Old 2016 Debentures and the Old 2026 Debentures, respectively, and shall have the following terms:

                    I.  NEW NOTES

          (1)  The title of the New Notes is "7% New Notes Due 2006".

          (2) The limit upon the aggregate principal amount of the New Notes which may be authenticated and delivered under the Indenture (except for New Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other New Notes of the series pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture and except for any Securities which, pursuant to

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     Section 303 of the Indenture, are deemed never to have been authenticated and delivered hereunder) is $400,000,000.

          (3) Interest on the New Notes shall be payable to the persons in whose names the New Notes are registered at the close of business on the Regular Record Date (as defined in the Indenture and as specified in paragraph I(5) below) for such interest payment.

          (4) The principal of the New Notes shall be payable, unless accelerated pursuant to the Indenture, on March 1, 2006.

          (5) The rate at which each of the New Notes shall bear interest shall be 7% per annum. Interest on the New Notes shall be computed on the basis of a 360-day year of twelve 30-day months. The date from which interest shall accrue for each of the New Notes shall be March 1, 1996. The Interest Payment Dates on which interest on the New Notes shall be payable are March 1 and September 1, commencing September 1, 1996. The Regular Record Date for the interest payable on the New Notes on any Interest Payment Date shall be the February 15 or August 15 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date.

          (6) The principal of and interest on the New Notes shall be payable in immediately available funds at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York (as of the date of this Certificate, such office being located at the office of the Trustee, 1 Chase Manhattan Plaza, New York, New York, 10081,
     Attention: Institutional Trust Group), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that at the option of the Company payment of interest may be made by wire transfer in immediately available funds to an account maintained by the person entitled thereto as specified in the Security Register.

          (7) The New Notes are not redeemable prior to the Stated Maturity (as defined in the Indenture) date of March 1, 2006.

          (8) There is no obligation of the Company to redeem or purchase the New Notes pursuant to any sinking fund or analogous provisions or to redeem or purchase any of the New Notes prior to the Stated Maturity at the option of the Holder (as defined in the Indenture) thereof.


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          (9)  There is no provision for the conversion or exchange of the New
     Notes, either at the option of the Holder thereof or the Company, into or for another security or securities of the Company.

          (10) The New Notes shall be issued only in fully registered form without coupons in denominations of $1,000 and integral multiples thereof.

          (11) The entire principal amount of the New Notes shall be payable upon declaration of acceleration of the maturity thereof pursuant to
     Section 502 of the Indenture.


          (12) The New Notes shall be issued as Global Securities (as defined in the Indenture) and The Depository Trust Company shall be the Depositary (as defined in the Indenture) for the New Notes.

          (13) In addition to the circumstances set forth in clause (2) of
     Section 305 of the Indenture with respect to the exchange of Global Securities for Securities registered in definitive form, New Notes issued as Global Securities may be exchanged in whole or in part for registered Securities if the Company in its discretion at any time determines not to have all the New Notes represented by Global Securities; and PROVIDED, that clause (B) of clause (2) of Section 305 of the Indenture shall apply only if the Event of Default referred to therein has occurred and is continuing and entitles the Holders to accelerate the maturity of the New Notes. Subject to the foregoing, the Global Securities are not exchangeable, except for a Global Security or Global Securities of the same aggregate denomination to be registered in the name of the Depositary or its nominee.

          (14) Upon the exchange of Old Notes for New Notes, such Old Notes shall no longer be Outstanding (as defined in the Indenture).

                            II.  NEW 2016 DEBENTURES

          (1) The title of the New 2016 Debentures is "7-3/4% Debentures Due 2016".

          (2) The limit upon the aggregate principal amount of the New 2016 Debentures which may be authenticated and delivered under the Indenture (except for New 2016 Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other New 2016 Debentures of the series pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture and except for any Securities which, pursuant to
     Section 303 of the


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     Indenture, are deemed never to have been authenticated and delivered hereunder) is $300,000,000.

          (3) Interest on the New 2016 Debentures shall be payable to the persons in whose names the New 2016 Debentures are registered at the close of business on the Regular Record Date (as defined in the Indenture and as specified in paragraph II(5) below) for such interest payment.

          (4) The principal of the New 2016 Debentures shall be payable, unless accelerated pursuant to the Indenture, on March 1, 2016.

          (5) The rate at which each of the New 2016 Debentures shall bear interest shall be 7-3/4% per annum. Interest on the New 2016 Debentures shall be computed on the basis of a 360-day year of twelve 30-day months. The date from which interest shall accrue for each of the New 2016 Debentures shall be March 1, 1996. The Interest Payment Dates on which interest on the New 2016 Debentures shall be payable are March 1 and September 1, commencing September 1, 1996. The Regular Record Date for the interest payable on the New 2016 Debentures on any Interest Payment Date shall be the February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          (6) The principal of and interest on the New 2016 Debentures shall be payable in immediately available funds at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York (as of the date of this Certificate, such office being located at the office of the Trustee, 1 Chase Manhattan Plaza, New York, New York, 10081, Attention: Institutional Trust Group), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that at the option of the Company payment of interest may be made by wire transfer in immediately available funds to an account maintained by the person entitled thereto as specified in the Security Register.

          (7) The New 2016 Debentures are not redeemable prior to the Stated Maturity date of March 1, 2016.

          (8) There is no obligation of the Company to redeem or purchase the New 2016 Debentures pursuant to any sinking fund or analogous provisions or to redeem or purchase any of the New 2016 Debentures prior to the Stated Maturity at the option of the Holder thereof.


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          (9)  There is no provision for the conversion or exchange of the New
     2016 Debentures, either at the option of the Holder thereof or the Company, into or for another security or securities of the Company.

          (10) The New 2016 Debentures shall be issued only in fully registered form without coupons in denominations of $1,000 and integral multiples thereof.

          (11) The entire principal amount of the New 2016 Debentures shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 502 of the Indenture.

          (12) The New 2016 Debentures shall be issued as Global Securities and The Depository Trust Company shall be the Depositary for the New 2016 Debentures.


          (13) In addition to the circumstances set forth in clause (2) of
     Section 305 of the Indenture with respect to the exchange of Global Securities for Securities registered in definitive form, New 2016 Debentures issued as Global Securities may be exchanged in whole or in part for registered Securities if the Company in its discretion at any time determines not to have all the New 2016 Debentures represented by Global Securities; and PROVIDED, that clause (B) of clause (2) of Section 305 of the Indenture shall apply only if the Event of Default referred to therein has occurred and is continuing and entitles the Holders to accelerate the maturity of the New 2016 Debentures. Subject to the foregoing, the Global Securities are not exchangeable, except for a Global Security or Global Securities of the same aggregate denomination to be registered in the name of the Depositary or its nominee.

          (14) Upon the exchange of Old 2016 Debentures for New 2016 Debentures, such Old 2016 Debentures shall no longer be Outstanding (as defined in the Indenture).

                            III.  NEW 2026 DEBENTURES

          (1) The title of the New 2026 Debentures is "7-7/8% Debentures Due 2026".

          (2) The limit upon the aggregate principal amount of the New 2026 Debentures which may be authenticated and delivered under the Indenture (except for New 2026 Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other New 2026 Debentures of the series pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture and except for any Securities which, pursuant to
     Section 303 of the


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     Indenture, are deemed never to have been authenticated and delivered hereunder) is $300,000,000.

          (3) Interest on the New 2026 Debentures shall be payable to the persons in whose names the New 2026 Debentures are registered at the close of business on the Regular Record Date (as defined in the Indenture and as specified in paragraph III(5) below) for such interest payment.

          (4) The principal of the New 2026 Debentures shall be payable, unless accelerated pursuant to the Indenture, on March 1, 2026.

          (5) The rate at which each of the New 2026 Debentures shall bear interest shall be 7-7/8% per annum. Interest on the New 2026 Debentures shall be computed on the basis of a 360-day year of twelve 30-day months. The date from which interest shall accrue for each of the New 2026 Debentures shall be March 1, 1996. The Interest Payment Dates on which interest on the New 2026 Debentures shall be payable are March 1 and September 1, commencing September 1, 1996. The Regular Record Date for the interest payable on the New 2026 Debentures on any Interest Payment Date shall be the February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          (6) The principal of and interest on the New 2026 Debentures shall be payable in immediately available funds at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York (as of the date of this Certificate, such office being located at the office of the Trustee, 1 Chase Manhattan Plaza, New York, New York, 10081, Attention: Institutional Trust Group), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that at the option of the Company payment of interest may be made by wire transfer in immediately available funds to an account maintained by the person entitled thereto as specified in the Security Register.

          (7) The New 2026 Debentures are not redeemable prior to the Stated Maturity date of March 1, 2026.

          (8) There is no obligation of the Company to redeem or purchase the New 2026 Debentures pursuant to any sinking fund or analogous provisions or to redeem or purchase any of the New 2026 Debentures prior to the Stated Maturity at the option of the Holder thereof.


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          (9)  There is no provision for the conversion or exchange of the New
     2026 Debentures, either at the option of the Holder thereof or the Company, into or for another security or securities of the Company.

          (10) The New 2026 Debentures shall be issued only in fully registered form without coupons in denominations of $1,000 and integral multiples thereof.

          (11) The entire principal amount of the New 2026 Debentures shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 502 of the Indenture.

          (12) The New 2026 Debentures shall be issued as Global Securities and The Depository Trust Company shall be the Depositary for the New 2026 Debentures.

          (13) In addition to the circumstances set forth in clause (2) of
     Section 305 of the Indenture with respect to the exchange of Global Securities for Securities registered in definitive form, New 2026 Debentures issued as Global Securities may be exchanged in whole or in part for registered Securities if the Company in its discretion at any time determines not to have all the New 2026 Debentures represented by Global Securities; and PROVIDED, that clause (B) of clause (2) of Section 305 of the Indenture shall apply only if the Event of Default referred to therein has occurred and is continuing and entitles the Holders to accelerate the maturity of the New 2026 Debentures. Subject to the foregoing, the Global Securities are not exchangeable, except for a Global Security or Global Securities of the same aggregate denomination to be registered in the name of the Depositary or its nominee.

          (14) Upon the exchange of Old 2026 Debentures for New 2026 Debentures, such Old 2026 Debentures shall no longer be Outstanding (as defined in the Indenture).

          B. Any proposed transfer of the New Notes, the New 2016 Debentures or the New 2026 Debentures, or any interest therein, shall be subject to the delivery to the Trustee by the transferor and/or transferee thereof of such certificates or other documents as the Trustee may reasonably require.

          C. The forms of the New Notes, the New 2016 Debentures and the New 2026 Debentures attached hereto as EXHIBITS A, B AND C, respectively, are approved.

          D. The Trustee is appointed as Paying Agent (as defined in the Indenture).


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          E.   The foregoing forms and terms of the New Notes, the New 2016
Debentures and the New 2026 Debentures have been established in conformity with the provisions of the Indenture.

          F. This Officers' Certificate shall constitute evidence of, and shall be, action by the undersigned as Officers designated in the resolutions referred to in paragraph A above, determining and setting the specific terms of the New Notes, the New 2016 Debentures and the New 2026 Debentures as set forth in paragraph A above.

          H. Each of the undersigned has read the provisions of Sections 201, 301 and 303 of the Indenture and the definitions relating thereto and has examined the resolutions referred to in paragraph A above and the forms of the New Notes, the New 2016 Debentures and the New 2026 Debentures and, in the opinion of each of the undersigned, has made such examination or investigation as is necessary to enable the undersigned to express an informed opinion as to whether or not all conditions precedent provided in the Indenture relating to the establishment, authentication and delivery of a series of Securities under the Indenture designated as the New Notes, the New 2016 Debentures and the New 2026 Debentures have been complied with. In the opinion of each of the undersigned, all such conditions precedent have been complied with.






                            [SIGNATURE PAGE FOLLOWS]


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          IN WITNESS WHEREOF, the undersigned have hereunto executed this
Officers' Certificate as of the ____ day of _____________, 1996.



                              ______________________________
                              Name:
                              Title:


                              ______________________________
                              Name:
                              Title:


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             [EXPLANATORY NOTE: EXHIBITS A, B AND C TO THE FORM OF
        OFFICER'S CERTIFICATE FILED AS EXHIBIT 4-3 TO THIS REGISTRATION
            STATEMENT HAVE BEEN FILED AS EXHIBITS 4-4, 4-5 AND 4-6,
                RESPECTIVELY,  TO THIS REGISTRATION STATEMENT]